UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

Geovic Mining Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF

2009 ANNUAL MEETING of STOCKHOLDERS

PROXY STATEMENT

GEOVIC MINING CORP.

NOTICE OF ANNUAL MEETING of STOCKHOLDERS

NOTICE IS HEREBY GIVEN THAT the Annual Meeting (the “Meeting”) of Stockholders of GEOVIC MINING CORP. (the “Company”) will be held on June 15, 2009 at 1:00 P.M. in the Tabor Center located at 1200 Seventeenth Street, Suite 180, Denver CO, for the following purposes:

1.	to elect eight Directors of the Company for the ensuing year;

2.	to approve and ratify issuance of options under the Second Amended and Restated Stock Option plan to 15 officers and directors of the Company;

3.	to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2009 at a remuneration to be fixed by the Directors;

4.	to transact such further and other business as may properly come before the Meeting or any adjournment thereof.

This year, we are pleased to be relying on the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we will begin mailing a Notice of Internet Availability of Proxy Materials for our annual meeting of stockholders, containing instructions on how to access our proxy materials and vote online, on or about May 1, 2009. The Company’s proxy statement accompanying this notice of annual meeting of stockholders and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008 can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend, your vote is important to us, and we urge you to review our proxy materials and promptly cast your vote using the instructions provided in the Notice of Internet Availability of Proxy Materials.

Alternatively, if you requested or received a copy of the proxy materials by mail, you may vote by telephone, over the Internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided. For more information about how to vote your shares, please see the discussion beginning on page 3 of our proxy statement under the heading “Information about the Annual Meeting.”

Thank you for your interest in our Company. We look forward to seeing you at the 2009 annual meeting of stockholders.

Only the holders of Shares at the close of business on April 27, 2009 (the “Record Date”) are entitled to vote or to have their Shares voted at the Meeting.

DATED at Denver, Colorado, this 1st day of May, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

JOHN E. SHERBORNE

Chief Executive Officer

Geovic Mining Corp.

1200 17th Street, Suite 980

Denver, CO 80202

GEOVIC MINING CORP.

ANNUAL MEETING OF STOCKHOLDERS

1:00 P.M., June 15, 2009

PROXY STATEMENT

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by management of GEOVIC MINING CORP. (the “Company” or “Geovic”) for use at the Annual Meeting of stockholders (the “Meeting”) to be held at 1200 Seventeenth Street, Suite 180, (Tabor Center Denver, Colorado at 1:00 P.M. (MT) on June 15, 2009 and any adjournment thereof at the time and place and for the purposes set forth in the accompanying Notice of Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND VOTING INSTRUCTIONS FOR OUR 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2009.

Our notice of annual meeting and proxy statement, annual report on Form 10-K, electronic proxy card and other annual meeting materials are available on the Internet at www.proxyvote.com together with any amendments to any of these materials. We will begin mailing our Notice of Internet Availability of Proxy Materials (the Notice) to stockholders on or about May 1, 2009. At that time, we will also begin mailing paper copies of our proxy materials to stockholders who request them. Please see below for more information on how these materials will be distributed. Our proxy materials can also be viewed on our Company website at www.geovic.net under “Investor Information — Proxy Information/Annual Report.”

Voting Securities and Outstanding Shares

The Company is authorized to issue 200,000,000 common shares, par value $0.0001 per share (the “Shares”) and 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Shares”). As of April 27, 2009 (the “Record Date”), the Company had 102,974,046 Shares and no Preferred Shares issued and outstanding. The holders of the Shares on the Record Date are entitled to receive notice of and to attend and vote at all meetings of the stockholders of the Company, and each Share confers the right to one vote in person or by proxy at all meetings of the stockholders of the Company.

Information about the Annual Meeting

Distribution of Proxy Solicitation and Other Required Annual Meeting Materials

The U.S. Securities & Exchange Commission, or SEC, recently adopted rules that allow us to change the way we make our proxy statement and other annual meeting materials available to you. The rules require that we mail a notice to our stockholders advising that our proxy statement, annual report to stockholders, electronic proxy card and related materials are available for viewing, free of charge, on the Internet. Stockholders may then access these materials and vote over the Internet or request delivery of a full set of materials by mail or email. We have elected to utilize this new process for the 2009 annual meeting. These new rules give us the opportunity to serve you more efficiently by making the proxy materials available quickly online, reducing costs associated with printing and postage and reducing the environmental impact of providing information for our meeting.

We will begin mailing the required notice, called a Notice of Internet Availability of Proxy Materials, to stockholders on or about May 1, 2009. The proxy materials will be posted on the Internet, at www.proxyvote.com, no later than the day we begin mailing the Notice. If you receive the Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

The Notice of Internet Availability of Proxy Materials contains important information, including:

•	The date, time and location of the annual meeting;

•	A brief description of the matters to be voted on at the meeting;

•	A list of the proxy materials available for viewing on www.proxyvote.com and the control number you will use to access the site; and

•	Instructions on how to access and review the proxy materials online, how to vote your shares over the Internet, and how to get a paper or email copy of the proxy materials, if that is your preference.

Quorum

In order to carry out the business of the meeting, we must have a quorum of stockholders represented at the meeting, in person or by proxy. This means that holders of one-third of the Shares of the Corporation entitled to vote generally in the election of directors must be represented at the meeting either in person or by valid proxy.

Required Vote

The vote required for approval of any matter which may be the subject of a vote of the stockholders is provided for in our certificate of incorporation and bylaws. The directors to be elected at the annual meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote for the relevant directors. This means that the nominees with the most votes by those eligible to vote for such directors will be elected. Votes may be cast for or withheld from each nominee, but a withheld vote or a broker non-vote (defined below) will not affect the outcome of the election. The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm will be approved if the votes cast by holders of common voting stock favoring the ratification exceed the votes cast opposing the ratification.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes (defined below) are counted for the purpose of determining whether a quorum is present at the annual meeting. For the purpose of determining whether a proposal (except for the election of directors) has been approved, abstentions and broker non-votes will not be counted as votes cast in favor of or against approval for purposes of determining whether a proposal has been approved and therefore will not affect the outcome of the matter being voted upon.

Voting by Proxy for Common Stock

You may vote your shares prior to the meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

If you are a registered stockholder, there are three ways to vote your shares before the meeting:

•

By Internet, www.proxyvote.com: Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on June 12, 2009. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•

By telephone, 800-690-6903: Use any touch-tone telephone to submit your vote until 11:59 p.m. EDT on June 12, 2009. Have your Notice of Internet Availability of Proxy Materials in hand when you call and then follow the instructions you receive from the telephone voting site.

•

By mail: If you requested a paper copy of the proxy materials, mark, sign and date the proxy card enclosed with those materials and return it in the postage-paid envelope we have provided. To be valid, proxy cards must be received before the start of the annual meeting. Proxy cards should be returned to Geovic Mining Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If your shares are held in street name, your broker, bank or other holder of record may provide you with a Notice, or you may receive a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice of Internet Availability of Proxy Materials to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials include a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares.

Voting of Proxies

All properly executed proxies that Geovic receives by 11:59 p.m. EDT on June 12, 2009 for holders of common stock, and that are not revoked, will be voted in accordance with the instructions indicated on your proxy. If you submit a validly executed proxy without providing direction, the proxy will be voted as follows:

•	“For” the election of each of the eight director nominees to be elected by holders of common stock;

•	“For” approval and ratification of issuance of options under the Second amended and Restated Stock Option plan to 15 officers and directors of the Company; and

•	“For” ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Under the rules that govern brokers who have record ownership of Shares that are held in “street name” for their clients (who are the beneficial owners of the Shares), brokers have discretion to vote the shares on routine matters but not on non-routine matters. A “broker non-vote” occurs when a broker does not have discretionary voting authority and has not received instructions from the beneficial owners of the Shares. Broker non-votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted as votes in favor of or against approval for purposes of determining whether a proposal has been approved and therefore will not affect the outcome of the matter being voted upon.

Failing to vote your Shares prior to the meeting or vote at the annual meeting will reduce the number of votes cast at the annual meeting and may contribute to a lack of a quorum. Consequently, we urge you to return your proxy with your vote marked, or to vote using one of the other available methods.

Geovic does not expect that any matter or proposal other than the proposals described in this document will be brought before the annual meeting or any adjournment. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters on which the grantor of the proxy is entitled to vote.

Revocation of Proxies

You can change your vote at any time before your proxy is voted at the annual meeting. If you are a registered holder, you can do this in one of four ways.

1.	Before the annual meeting, you can deliver a signed notice of revocation of proxy to the Secretary of Geovic at the address specified below.

2.	You can complete and submit a later-dated proxy.

3.	You can vote again by Internet or telephone.

4.	You can attend the annual meeting and vote in person. Your attendance at the annual meeting alone will not revoke your proxy; rather, you must also vote at the annual meeting in order to revoke your previously submitted proxy. To vote your shares at the annual meeting if you have voted previously, you must request a “legal proxy” by following the instructions at www.proxyvote.com or given at the time you register as present at the meeting, or by requesting a paper copy of the materials.

If you want to change your proxy directions by mail, you should send any notice of revocation or your completed new proxy card, as the case may be, to Geovic Mining Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, Telephone: 800-690-6903. If you have instructed a broker to vote your shares and wish to change your vote, you must follow directions received from your broker to change those instructions.

Voting in Person

You may come to the annual meeting and cast your vote there; however, whether or not you plan to attend, we urge you to cast your vote as soon as possible as described in the Notice of Internet Availability of Proxy Materials, or, if you requested a paper copy of the proxy materials, by completing and returning the proxy card accompanying the proxy materials.

If you are a holder of record of common stock and plan to attend the annual meeting, please indicate this when you cast your vote or submit your proxy card. To vote your shares in person at the annual meeting, when you arrive at the annual meeting, you will be asked to present photo identification, such as a driver’s license, to verify your record ownership of shares.

If you are a beneficial owner of common stock held by a broker, bank, or other nominee, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership. If you want to vote your common stock held in nominee name in person, you must get a valid written proxy in your name from the broker, bank or other nominee that holds your shares.

Solicitation of Proxies

Solicitation of proxies will be made by use of the mail or over the Internet. The cost of preparing, assembling and distributing this proxy solicitation material and Notice of Annual Meeting of Stockholders will be paid by Geovic. Solicitation by mail, telephone, telefax, electronic transmission over the Internet or personal contact may be done by directors, officers and other employees of Geovic, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Geovic stock as of the record date will be requested to forward proxy solicitation material to the beneficial owners of such shares and will be reimbursed by Geovic for their reasonable expenses.

Householding

The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings, or to receive his/her own set of the Notice of Internet Availability of Proxy Materials and/or proxy materials now or in the future should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s annual meeting should follow the instructions included in the Notice of Internet Availability that was sent to the stockholder.

Who May Vote

The holders of common stock at the close of business on the April 27, 2009, the Record Date, are entitled to vote or to have their shares voted at the Annual Meeting. On vote by a show of hands, every individual who is present as a stockholder or as an authorized representative of one or more corporate or association stockholders, or who is holding a Proxy on behalf of a stockholder who is not present at the Meeting, will have one vote. On a vote by poll, every stockholder present in person or represented by a Proxy and every person who is a representative of one or more corporate or association stockholders, will have one vote for each Share registered in the stockholder’s name on the list of stockholders, which is available for inspection during normal business hours at Computershare Trust Company of Canada and will be available at the Meeting.

Our Voting Recommendations

The Company’s Board of Directors recommends that you vote:

•	“FOR” election of each of the eight persons nominated by the Board of directors to the Board of Directors;

•	“FOR” approval and ratification of issuance of options under the Second amended and Restated Stock Option plan to 15 officers and directors of the Company ; and

•	“FOR” ratification of reappointment of Ernst & Young LLP (United States) as the independent registered public accounting firm (the “auditor”) of the Company.

Interest of Certain Persons in Matters to Be Acted Upon

No current or nominee director or executive officer at any time since the beginning of the Company’s last financial year, or any associate or affiliate of such persons, or any person on behalf of whom this solicitation is made, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors or the approval and ratification of options granted under the Second Amended and Restated Stock Option Plan.

Compliance with Section 16(A) Beneficial Ownership Reporting

To the knowledge of the Company’s directors and executive officers, no person who was at any time during the last fiscal year an officer, director or holder of more than ten percent (10%) of our common stock failed to file on a timely basis, reports required by Section 16(a) to be filed during the fiscal year or prior fiscal years, except the following: Director Michael Goldberg failed to timely file Form 3 after his election as a Director of the Company on September 18, 2008, Director William A. Buckovic failed to timely file Form 4 reporting a disposition of beneficial ownership of Geovic common stock when he disposed of his interest in a private entity that holds Geovic common stock, and Richard Howe, an executive officer, failed to timely file Form 3 after he joined the Company’s majority-owned subsidiary on July 1, 2008

Currency and Exchange Rate Information

All references to “$” or “dollars” set forth in this Proxy Statement are in United States dollars, except where otherwise indicated. The following table sets forth, for each of the years indicated, the year end exchange rate, the average daily rate and the high and low daily exchange rates of one Canadian dollar in exchange for one U.S. dollar and the exchange rate on March 31, 2009 as reported by Oanda for the conversion of Canadian dollars was Cdn$1.00 equals U.S. $0.80074.

	Year Ended December 31,
	2006	2007	2008
High	$0.91480	$1.1038	$1.02970
Low	$0.84750	$0.84200	$0.76800
Average	$0.88206	$0.93565	$0.94410
Year End	$0.85810	$1.0194	$0.81830

ELECTION OF DIRECTORS

(Proposal No. 1)

The term of office of each of the present seven directors expires at the Meeting. The Board of Directors of the Company proposes to nominate the eight persons named below for election as directors of the Company at the Meeting, including the seven standing directors. The other nominee, John T. Perry was recommended to the Board of Directors by the Nominating and Corporate Governance Committee. Messrs. Goldberg, MacDonald, Nesmith and Perry will qualify as independent directors under applicable rules of the Toronto Stock Exchange. Each director elected will hold office until the next annual meeting of stockholders of the Company or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with the Bylaws of the Company or with the laws of the state of Delaware.

None of the directors below has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director or a nominee of any other person, and there is no family relationship between any director or officer.

Unless such authority is withheld, the persons named as Proxy intend to vote for the election of the nominees whose names are set forth herein. The Board of Directors does not contemplate that any of these nominees will be unable to serve as a director. If, prior to the Meeting, any of the nominees is unable or declines to so serve, the persons named in the accompanying Instrument of Proxy will vote for another nominee of management if presented, or to reduce the number of directors accordingly, in their discretion.

Information Concerning the Nominees

The following table and notes thereto furnish certain background and other information for each person expected to be nominated for election as a director of the Company. For the number of shares of Company stock, including exercisable options held by each nominee as at April 27, 2009, please refer to the table under “Security Ownership of Certain Beneficial Owners and Management” on pages 18 and 19 below.

Name, Position and Residence	Principal Occupation During the Past 5 Years	Director Since
William A. Buckovic Age: 59 President and Director Denver, Colorado	Mr. Buckovic is the Founder and President of Geovic, Ltd., and has been President of Geovic Ltd. since 1994. He became President and a Director of the Company upon completion of the RTO in December 2006. Mr. Buckovic has been active for over 35 years in the mineral exploration and development business, including the discovery of several major mineral deposits. He has wide ranging experience in the energy minerals, precious metals, advanced metals and ferro-alloy metals businesses and has worked on projects in North America, South America, Australia, Europe and Asia.	December 1, 2006

Name, Position and Residence	Principal Occupation During the Past 5 Years	Director Since
Michael Goldberg(1)(2) Age: 67 Director Vancouver, British Columbia	Dr. Goldberg has been since April 1, 2007 an urban and economic consultant, including work with MasterCard Worldwide where he chaired their Worldwide Centers of Commerce initiative. He has been a Director of Lend Lease Global Property Fund from 2001 to present. Since February 2008, he has served as a Director and member of Audit and Investment Committee, Canada Pension Plan Investment Board, Canada’s national pension fund. Mr. Goldberg also served as Associate Vice President International at the University of British Columbia (UBC) and also the Herbert R. Fullerton Professor of Urban Land Policy in the Sauder School of Business until December 31, 2004, as well as Dean of the School from July 1, 1991 to June 30, 1997. From January 1, 2005 until 2007 he was Chief Academic Officer of Universitas 21 Global (U21G) in Singapore.	September 18, 2008

Robert J. (Don) MacDonald(1)(3) Age: 54 Director Vancouver, British Columbia	Mr. MacDonald has been Senior Vice President and Chief Financial Officer of NovaGold Resources Inc. since 2003. Prior to joining NovaGold, he was Senior Vice President and Chief Financial Officer for Forbes-Meditech Inc., (2001-2003), De Beers Canada Mining (formerly Winspear Diamonds) (1999-2001), Dayton Mining (1991-1999) and Vice-President of Granges, Inc. (1983-1991). During his career, Mr. MacDonald has been involved in the operation or development of ten mines in North and South America, and the completion of multiple mine financings and mergers and acquisitions transactions totalling over $2 billion. Mr. MacDonald is a chartered accountant and has Bachelors and Masters degrees in Engineering from Oxford University.	December 1, 2006

Michael T. Mason(1)(2) Age: 64 Director Garden City, New York	Mr. Mason has been Managing Partner of Mineral Services, LLC (“MSL”), a consulting firm, from 1996 to the present. He is also President and Director of MBMI Resources, a TSX Venture Exchange (“TSX-V”) listed public company. He has more than 35 years of experience in the marketing of precious and base metals and other commodities and is a specialist in risk management, off-take agreements and international trading. Mr. Mason has served as a consultant to Geovic since 2004.	December 1, 2006

Name, Position and Residence	Principal Occupation During the Past 5 Years	Director Since
Wade D. Nesmith(2)(3) Age: 57 Director North Vancouver, British Columbia	Mr. Nesmith has been associate counsel with Lang Michener LLP, a law firm, where he specializes in corporate governance and regulatory matters since 2004. In addition, he serves as a director of several public companies (see “—Other Public Company Directorships” below). Prior to rejoining Lang Michener in 2004, Mr. Nesmith was, from 2000 to 2003, Vice President, Strategic Development and President, Westport Europe, with Westport Innovations Inc., a BC-based, Toronto Stock Exchange (“TSX”) listed technology company.	September 29, 2006

John T. Perry Age: 43 Director Nominee Tucson, Arizona	Mr. Perry has been the President, Chief Executive Officer, and a Director of Nord Resources Corporation (from 2007 to the present), and was Senior Vice President and Chief Financial Officer from 2005 to 2007. He was Vice President and a Director with CB Richard Ellis, International Mining and Metals Group from 2004 to 2005 and, held various positions with BHP Billiton Base Metals and BHP Copper Inc., including Vice President Finance with BHP Billiton Base Metals from 2002 to 2003, President, BHP Copper, Inc. from 1999 to 2002. He has over 20 years of mining and metals industry experience. He is also a director Homeland Uranium Inc.	Nominee for Director

Gregg Sedun J.(3) Age: 51 Director Vancouver, British Columbia	Mr. Sedun has been Chairman, President and Chief Executive Officer of Uracan Resources Ltd. since January 2007 and the President of Global Vision Capital Corp. since January 2007 and from June 2003 until December 2005 was President and CEO of Diamond Fields International Ltd., a TSX-listed company. Mr. Sedun is also an independent venture capital professional based in Vancouver, Canada. He is a former lawyer, having practiced corporate finance and securities law for 14 years.	September 29, 2006

John E. Sherborne Age: 64 CEO and Director Denver, Colorado	Mr. Sherborne has been Chief Executive Officer and a Director of Geovic, Ltd., the Company’s principal operating subsidiary since March 2004 and was a consultant and Executive Vice President of Geovic Ltd. Beginning in 2002. He has been Chief Executive Officer and a Director of the Company since completion of the RTO in December 2006. He has held senior management positions in international energy and mineral resources businesses for more than 30 years.	December 1, 2006

(1)	Current member of the Audit Committee.
(2)	Current member of the Compensation Committee.
(3)	Current member of the Nominating and Corporate Governance Committee

The Board of Directors recommends a vote FOR each of the persons listed above, and executed proxies that are returned will be so voted unless otherwise instructed.

Corporate Cease Trade Orders or Bankruptcies

No nominee for director of the Company has, within the past ten years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement, or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold the assets of that individual.

Other than as disclosed below, no nominee for director of the Company is, or, within the past ten years before the date of this Proxy Statement has been, a director, chief executive officer or chief financial officer of any other issuer that, while such person was acting in that capacity:

a)	was the subject of a cease trade or similar order, or an order that denied the other issuer access to any exemptions under securities legislation, for a period of more than 30 consecutive days; or

b)	was subject to an event that resulted, after the director or executive officer ceased to be a director, chief executive officer or chief financial officer, in the issuer being the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

c)	is, or, within the past ten years before the date of this Proxy Statement, has been a director or executive officer of any other issuer that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or comprise with creditors or had a receiver, receiver-manager or trustee appointed to hold its assets.

Gregg Sedun, a director of the Company, is a director of Diamond Fields International Ltd (“DFI”). In connection with the inability of DFI to file annual audited financial statements for the year ended June 30, 2006 by the required deadline, the British Columbia Securities Commission and the Ontario Securities Commission issued management cease trade orders against DFI’s insiders effective September 29, 2006 and October 3, 2006, respectively. DFI was unable to file such financial statements on time as a result of a variety of factors, including the move of DFI’s head office from Vancouver, British Columbia to Cape Town, South Africa, technical issues relating to currency exchange matters, computer virus problems, a change in DFI’s chief financial officer, and other extenuating factors. The outstanding financial statements and related materials were subsequently filed on October 27, 2006 and, as a result, the management cease trade orders were revoked by November 2, 2006.

Wade Nesmith was a director of an auto parts manufacturing company at the time it applied for Chapter 11 bankruptcy protection in December 2004 and when it emerged from Chapter 11 bankruptcy protection in March 2005.

Michael Mason was a director of ECU Silver Mining Inc. in 2002, 2003 and 2004 when it was subject to several cease trade orders issued by Canadian securities regulatory authorities as a result of certain deficiencies in the Company’s public disclosure record, which were subsequently rectified. Michael Mason was also an officer and director of MBMI Resources Inc. in 2008 when it was subject to a cease trade order issued by Canadian securities regulatory authorities as a result of certain deficiencies in its public disclosure record, which were subsequently rectified.

Other Public Company Directorships

Currently, the following directors serve on the following boards of directors of other public companies:

Name	Reporting Issuer
Robert J. (Don) MacDonald	Romarco Minerals Inc. YGC Resources Ltd.(1)

Michael T. Mason	Euromax Ltd. ECU Silver Mining Inc. MBMI Resources Inc.

Wade D. Nesmith	Selwyn Resources Corp. Silver Wheaton Corp. Mala Noche Resources Ltd.

Gregg J. Sedun	Uracan Resources Ltd. Diamond Fields International Ltd. Accend Capital Corporation Shelby Ventures Inc.

John T. Perry	Nord Resources Corporation Homeland Uranium Incorporated

(1)	An issuer the securities of which are registered under the Securities Exchange Act of 1934, as amended

Information about the Board and Committees of the Board

Governance Guidelines and Ethical Business Code

The Board is committed to maintaining high standards of corporate governance and accordingly reviews its corporate governance practices from time to time to assess the effectiveness and appropriateness of such practices. The Board has adopted a Statement on Corporate Governance setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its committees, succession planning and management development, the Board’s and its committees’ access to independent advisers and other matters. The Statement on Corporate Governance can be reviewed on the Geovic website: www.geovic.net/governance.

The Board encourages and provides a culture of ethical business conduct within the Company and has adopted a Code of Business Conduct and Ethics (the “Code”). Compliance with the Code is based on the cooperation and vigilance of all persons subject to the Code. Each employee is provided with a copy of the Code and is required to certify in writing that they have read, understood and agree to comply with the Code. Primary responsibility for monitoring compliance with the Code rests with the Chief Financial Officer.

Directors who (i) are parties to (ii) are directors or officers of a party to or (iii) have a material interest in any person who is a party to a material contract or proposed material contract with the Company must disclose the conflict in writing to the Company or request to have the nature and extent of such interest entered into the minutes of the meeting. The director shall, if requested by any other director, not be present at a meeting of the Board while the Board is considering any such material contract and shall not vote on such material contract, unless permitted by law.

Stockholders and other interested persons may obtain a written copy of the Statement on Corporate Governance and the Code by contacting the Company, from the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Independence of the Board

The Board currently consists of seven persons and the same seven persons and one other person are nominated for election at the Meeting. The Board has determined that four of the nominees, Messrs. MacDonald, Nesmith, Goldberg and Perry are or will be “independent” as defined by applicable United States and Canadian securities laws. The Board has concluded that four directors, Messrs. Sherborne, Buckovic, Mason and Sedun are not independent under applicable laws. Messrs. Sherborne and Buckovic are not independent as they are officers of the Company. Mr. Mason is not independent for the reason that he has served as a paid consultant to the Company since 2003. Mr. Sedun is not deemed to be independent as he had a finder’s fee agreement with the Company that terminated on March 1, 2008 under which he received cash compensation from the Company. A majority of the current directors are therefore not independent as determined under applicable Canadian securities laws. The non-employee directors hold regularly scheduled meetings following each director meeting, at which members of management are not in attendance and during 2008, five such meetings were was held. The three independent directors met separately as a group one time during 2008 at which the four other directors were not present. The independent directors plan to meet no less often than following each Annual Meeting of Directors.

Chairman

The Board appointed Wade Nesmith as Chair in June 2008. The Chair assumes such responsibilities as ensuring that the Board works together as a cohesive team with open communication; working together with the Nominating and Corporate Governance Committee to ensure that a process is in place by which the effectiveness of the Board, its committees and its individual directors can be evaluated on a regular basis. The Chair also acts as the primary spokesperson for the Board, ensuring that management is aware of concerns of the Board, stockholders, other stakeholders and the public. Generally the Chief Executive Officer (“CEO”) ensures that management strategies, plans and performance are appropriately represented to the Board. Messrs. MacDonald, Nesmith and Mason chair the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee, respectively.

The Board has established a process by which stockholders may send communications to the Board of Directors, which is set forth in the Charter adopted by the Board for the Nomination and Corporate Governance Committee of the Board. The charter is available for review on the Company’s website — www.geovic.net.

Meetings of the Board and Committees of the Board

The Board meets in person a minimum of four times per year, usually during each quarter and following the annual meeting of the Company’s stockholders. Each committee of the Board meets as frequently as deemed necessary by the committee. The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and affairs which the Company faces from time to time. During the financial year ended December 31, 2008, the Board met six times, in person or by telephone, the Audit Committee met six times, the Compensation Committee met eight times and the Nominating and Corporate Governance Committee met five times. Director Gregg Sedan attended fewer than 75 percent of the total of the Board meetings and the Nominating and Corporate Governance Committee of which he is a member. The Company and the Board encourage attendance by all Directors at each annual meeting of stockholders. Two of the six Directors of the Company then in office attended the 2008 annual meeting held in June.

Compensation of Directors

The Company provides cash compensation to the directors for their services as directors and members of committees of the Board. The Company has reimbursed and will continue to reimburse its non-employee directors for their travel, lodging and other reasonable expenses incurred in attending Board and committee meetings.

In October the Board adopted a compensation program for the non-employee directors. Under that arrangement, all non-employee directors are paid an annual retainer of $25,000; and the Board Chair receives an additional $25,000, the Chair of the Audit Committee $15,000, and the Chair of each other Committee $5,000, all paid quarterly in advance. In addition, each Director receives $1,500 for each Board or committee meeting attended in person or any other meeting lasting longer than two hours, and $500 for telephone meetings lasting two hours or less, and for other business undertaken on behalf of the Company and are reimbursed for all reasonable expenses.

In addition, the non-employee directors receive initial and annual, automatic, non-discretionary grants of non-qualified stock options under the Company’s Second Amended and Restated Stock Option Plan (“Plan”). Upon appointment or election, a new director will be granted 200,000 options upon taking office, or as soon thereafter as the grant may be completed. Annual grants of 100,000 options to directors are to be made before January 10 each year, or as soon thereafter as permitted under the Plan, vesting 40 percent upon the date of grant, 30 percent after one year, and the balance after two years, dependent upon continued service as a director of the Company, with terms of ten years from the date of grant.

For the most recently completed financial year, non-employee directors were granted options by the Company as follows: 200,000 shares to Michael Goldberg at the time he became a director of the Company on September 18, 2008, 50,000 shares to Wade Nesmith when he was selected as Chair in June 2008, and 100,000 shares to each of the four non-employee directors on January 3, 2008, consistent with the compensation program. Also, on February 3, 2009 each of the five non-employee directors then serving were granted 100,000 options consistent with the compensation program, subject, however to approval and ratification by stockholders at the Annual Meeting (See Proposal No. 2 on page 35.)

Director Compensation Table

The following table shows compensation paid to the non-employee directors during the fiscal year ended December 31, 2008 (dollars in thousands):

Name	Fees earned or paid in cash	Option awards (non-cash) (1)	All other compensation		Total
Robert J. (Don) MacDonald	$78	$84	nil		$162
Gregg J. Sedun	$52	$84	$5		$141
Michael A. Goldberg	$19	$36	$4		$59
Wade D. Nesmith	$104	$109	$4		$217
Michael T. Mason	$69	$84	$42	(2)	$195

(1)	The amounts set forth in this column reflect the aggregate dollar amounts recognized for option awards, for financial statement reporting purposes in accordance with SFAS No. 123(R). For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note 8 to the Consolidated Financial Statements for the fiscal year ended December 31, 2008 for assumptions made in reaching the valuations.
(2)	Consulting fees and expenses paid by Geovic, Ltd. to Mr. Mason’s natural resources consulting firm, MSL.

Board Mandate

The duties and responsibilities of the Board are to supervise the management of the business and affairs of the Company, and to act with a view towards the best interests of the Company. In discharging its mandate, the Board is responsible for the oversight and review of the following matters, among others: the strategic planning and implementation for the Company’s business; identifying the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks; succession planning, including appointing, training and monitoring senior management; a communications policy for the Company to facilitate communications with investors and other interested parties; and the integrity of the Company’s internal control and management information systems.

The Board is also mandated to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The Board discharges its responsibilities directly and through its committees, currently consisting of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Position Descriptions

The Board has not adopted written position descriptions for the Chairman of any committee or the Board. The Board meets annually at the Annual Meeting of the Board following the Annual Meeting of Stockholders to discuss the roles and responsibilities of the committees and leadership of the Board. These roles and responsibilities are set out below.

Chairmen of Board Committees

The Chairman of each committee of the Board (“Committee Chairman”) will be a duly elected member of the Board and appointed each year, by the Board on recommendation of the applicable committee. A Committee Chairman will be an “independent” Director when available. Each Chairman is expected to provide independent, effective leadership to the committee and to lead that committee in fulfilling the duties set out in its charter.

A Committee Chairman will provide overall leadership and enhance the effectiveness of the committee, foster ethical and responsible decision making and provide effective leadership to oversee all aspects of the committee’s direction, structure and composition.

A Committee Chairman will also be expected to allow for timely reporting of each meeting to the Board, including committee recommendations and findings, will ensure performance evaluation of the committee is conducted, will provide written information in a timely manner to ensure that the committee fulfills its mandate, will ensure that all resources and expertise are available to the committee, will coordinate with the committee to retain, oversee, compensate and terminate independent advisors and will facilitate effective communication between committee members and management.

Chief Executive Officer

The Board has not developed a position description for the Chief Executive Officer of the Company. The Board meets annually with the Chief Executive Officer to review the duties, roles and responsibilities of the Chief Executive Officer, which include the following:

•	Developing, implementing and assessing the effectiveness of corporate strategy and business plans.

•	Providing executive leadership to the Company and achieving the results targeted in the corporate strategy and business plans.

•	Representing the Company in communications with stakeholders including stockholders, customers, suppliers, partners, employees, governments, regulators, industry, community and others.

•	Recruiting, retaining, assessing the performance of and developing a high caliber executive team, key employees and their successors.

•	Establishing and maintaining corporate policies and culture, leading by example and setting a high standard of integrity in all aspects of the business.

Nomination of Directors

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The process by which the Board anticipates that it will identify new candidates is through recommendations of the Nominating and Corporate Governance Committee whose responsibility it is to develop, and annually update and recommend to the Board for approval, a long-term plan for Board composition that takes into consideration the following: (a) the independence of each director; (b) the competencies and skills the Board, as a whole, should possess; (c) the current strengths, skills and experience represented by each director, as well as each director’s personality and other qualities as they affect Board dynamics; (d) retirement dates; and (e) the strategic direction of the Company. It reviews the candidates’ credentials, interviews them and checks candidates’ references prior to deciding if the candidate is suitable to be nominated as a director.

The Nominating and Corporate Governance Committee has no policy with regard to the consideration of any director candidates recommended by stockholders. The Board informally has concluded that no formal policy should be in place as the Nominating and corporate Governance Committee will be in a better position to consider any candidate that the Committee considers to have such qualification and experience as will be most beneficial to developing and maintaining the Company’s business. To be considered by the formal policy should be in place as the Committee, recommendations of director candidates by security holders of the Company must be submitted in writing to the Company Secretary at least 120 calendar days before date the Company’s proxy statement for the previous year’s annual meeting was released to security holders. The written submission should include qualifications, experience, including experience as a director of public companies, securities of the Company owned, directly or indirectly, all relationships with the Company or any affiliate or associate of the Company and the familiarity of the candidate with financial reporting requirements of public companies. Both Michael Goldberg, added as a Director at the recommendation of the Committee in September 2008, and John Perry, to be nominated for election as a Director at the Annual Meeting, were identified to the Committee by non-management Directors of the Company.

Board Committees

Audit Committee

The Audit Committee is comprised of Robert J. (Don) MacDonald as Chair and Messrs. Michael Mason and Michael Goldberg (upon joining the Board of Directors on September 18, 2008, replacing Mr. Nesmith). The Board of Directors has determined that Messrs. MacDonald and Goldberg qualify as “independent” as defined in Rule 10A-3(b)(1) and as determined under Item 407(a)(1) of Regulation S-K under the Exchange Act and applicable requirements of the Toronto Stock Exchange, the principal exchange where securities of the Company are listed for trading. Additionally, the Board has determined that Mr. MacDonald qualifies as our “Audit Committee Financial Expert” as defined in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K. The Audit Committee was formed in January 2007 and held six meetings in 2008, each of which was attended by all members. Mr. Mason is not independent for the reason that he serves as a consultant to the Company on mineral sales matters and off-take sales arrangements. The Board has appointed and re-appointed Mr. Mason to the Committee because of his experience with other public companies.

The Audit Committee, in accordance with the Audit Committee Charter, assists the Board in monitoring (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance, (5) our business practices and ethical standards and (6) our internal disclosure controls, our internal controls over financial reporting and our compliance with the financial reporting aspects of the Sarbanes Oxley Act. The Committee is responsible for the appointment of our independent auditor and for the compensation, retention and oversight of the work of our independent auditor, and approval of the oversight of our accounting and financial reporting processes, including our internal financial controls. The Charter for the Audit Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Further information regarding the Audit Committee is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the United States Securities and Exchange Commission on March 16, 2009.

Compensation Committee

The Board has a Compensation Committee comprised of Mr. Mason as Chair, and Messrs. Nesmith and Goldberg. Messrs. Nesmith and Goldberg are considered to be independent directors and Mr. Mason is not considered independent for the reason set out above.

The Compensation Committee’s functions are to review and recommend compensation policies and programs, as well as salary and benefit levels for the Chief Executive Officer and other executive officers. The committee makes the recommendations to the Board which, in turn, gives final approval on compensation matters. The Compensation Committee has the authority to retain such advisors, counsel and consultants as the members deem necessary in order to carry out its functions.

The Board is able to ensure an objective process for determining compensation by basing compensation on objective criteria. These criteria include the attainment of pre-set objectives for the previous financial year, comparisons of salaries paid to other senior officers in the industry and any advice given by independent advisors and consultants to the Company. The Chief Executive Officer is not present during meetings of the Compensation Committee at which his compensation is being discussed. Responsibilities of the Compensation Committee may not be delegated to other persons. See “Executive Compensation – Report on Executive Compensation” below for more details regarding the Compensation Committee. The Charter for the Compensation Committee may be reviewed at the Company’s website – www.geovic.net and on SEDAR at www.sedar.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. Nesmith as Chair and Messrs. Sedun and MacDonald. The Committee’s duties include to:

•	Establish criteria for service as a director, and to review candidates and recommend to the Board the nominees for directors in connection with the Company’s annual meetings of Stockholders;

•	Recommend highly qualified candidates who it believes will, if added to the Board, enhance the strength, independence and effectiveness of the Board;

•	Recommend appropriate governance practices for the Company in light of corporate governance guidelines set forth by regulatory entities and applicable law;

•	Periodically reviewing the Code of Business Conduct and Ethics for the Company and recommending amendments to the Board;

•	Review and approve material transactions between the Company or a subsidiary of the Company and related persons;

•	Adopt guidelines to establish timing for routine sales of our securities by officers, directors and employees;

•	Review policies and guidelines for dissemination of material non-public information concerning the business or affairs of the Company and its operating subsidiaries; and

•	Recommend to the Board compensation guidelines for directors of the Company.

The Charter for the Nominating and Corporate Governance Committee may be reviewed at the Company’s website – www.geovic.net and on SEDAR at www.sedar.com.

Assessments

While the Company has no formal review process in place for individual directors, the Board considers the effectiveness and contribution of its individual members from time to time on an informal basis.

The Board is committed to regular assessments of the effectiveness of the Board, the committees of the Board and the individual directors. In accordance with its charter, the Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding evaluations of the Board, the committees of the Board and the individual directors. The process for such evaluations could include the following:

a)	individual discussions between each director and an independent consultant and/or members of the Nominating and Corporate Governance Committee;

b)	with regard to individual director assessments, peer and/or self evaluations; and

c)	individual discussions with those members of senior management who regularly interact with the Board.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Company’s Shares, as of the Record Date, by (i) each of our directors and executive officers, (ii) each person who holds, of record, 5% of our Shares with such person’s address, and (iii) our executive officers and directors, as a group. Beneficial ownership is based on the number of Shares and percentage of issued Shares beneficially owned, directly or indirectly, or that are subject to control or direction by that person. For purposes of the table, and in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each listed person is based on the total outstanding Shares as at the Record Date, plus any securities held by such person exercisable for, or convertible into, common stock within 60 days.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Outstanding Common Stock
Tradewinds Global Investors, LLC 2049 Century Park East, 205th Floor Los Angeles CA 90067	10,915,385		10.60%
William A. Buckovic	12,471,500	(3)	11.82%
Robert J. (Don) MacDonald	632,000	(4)	0.61%
Michael T. Mason	290,000	(5)	0.28%
Wade D. Nesmith	290,000	(6)	0.28%
Gregg J. Sedun	4,002,768	(7)	3.85%
John E. Sherborne	2,474,972	(8)	2.35%
Michael A. Goldberg	80,000	(9)	0.08%
Greg C. Hill	420,000	(10)	0.41%
David C. Beling	1,448,900	(11)	1.39%
Gary R. Morris	845,369	(12)	0.82%
Alan W. Peryam	48,000	(13)	0.05%
Shelia I. Short	301,536	(14)	0.29%
Richard Howe	40,000	(15)	0.04%
Barbara A. Filas	120,000	(16)	0.12%
Conrad B. Houser	40,000	(17)	0.04%
All Officers and Directors as a Group (15 Persons)	23,505,045		20.90%

(1)	Unless otherwise indicated, the address of each such person is c/o Geovic Mining Corp., 743 Horizon Court, Suite 300A, Denver, Colorado 81506.
(2)	Includes options which are exercisable within 60 days of February 28, 2009.
(3)	Includes 8,509,356 shares held jointly with his wife, 1,335,662 shares by himself, exercisable options to purchase up to 2,465,120 shares, and 63,160 exercisable options, 12,548 shares held by his wife, of which he disclaims beneficial ownership. Mr. Buckovic also holds unexercisable options to purchase up to 90,000 shares.
(4)	Includes 362,000 shares, exercisable options to purchase up to 270,000 shares. Mr. MacDonald also holds unexercisable options to purchase up to 30,000 shares.
(5)	Includes exercisable options to purchase up to 290,000 shares. Mr. Mason also holds unexercisable options to purchase up to 30,000 shares.
(6)	Includes exercisable options to purchase up to 290,000 shares. Mr. Nesmith also holds unexercisable options to purchase up to 60,000 shares.
(7)	Includes 27,768 shares, 505,000 shares held by GJS Capital of which Mr. Sedun is beneficial owner, exercisable warrants to purchase up to 700,000 shares, and exercisable options to purchase up to 270,000 shares and also includes 200,000 shares held by Mr. Sedun’s wife and 2,300,000 shares held by Alcaron Capital, of which the beneficial owners are Mr. Sedun’s wife and children, and beneficial ownership of which is disclaimed by Mr. Sedun. Mr. Sedun also holds unexercisable options to purchase up to 30,000 shares.
(8)	Includes 174,110 shares, exercisable options to purchase up to 2,300,862 shares. Mr. Sherborne also holds unexercisable options to purchase up to 150,000 shares.
(9)	Includes exercisable options to purchase up to 80,000 shares. Mr. Goldberg also holds unexercisable options to purchase up to 120,000 shares.
(10)	Includes exercisable options to purchase up to 424,000 shares. Mr. Hill also holds unexercisable options to purchase up to 180,000 shares.
(11)	Includes 334,900 shares, exercisable options to purchase up to 1,114,000 shares. Mr. Beling also holds unexercisable options to purchase up to 150,000 shares.
(12)	Includes 134,969 shares held directly, exercisable options to purchase up to 710,400 shares. Mr. Morris also holds unexercisable options to purchase up to 90,000 shares.
(13)	Includes exercisable options to purchase up to 48,000 shares. Mr. Peryam also holds unexercisable options to purchase up to 72,000 shares.
(14)	Includes 25,536 shares, exercisable options to purchase up to 276,000 shares. Ms. Short also holds unexercisable options to purchase up to 24,000 shares.
(15)	Includes exercisable options to purchase up to 40,000 shares. Mr. Howe also holds unexercisable options to purchase up to 60,000 shares.
(16)	Includes exercisable options to purchase up to 120,000 shares. Ms. Filas also holds unexercisable options to purchase up to 180,000 shares.
(17)	Includes exercisable options to purchase up to 40,000 shares. Mr. Houser also holds unexercisable options to purchase up to 60,000 shares.

We are not aware of any arrangements that may result in “changes in control” as that term is defined by the provisions of Item 403 of Regulation S-K.

Summary Compensation Table

The following table sets forth the compensation paid during the fiscal years indicated to the individuals who served as Chief Executive Officer and Chief Financial Officer of the Company; each of the Company’s three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive officers at the end of the most recently completed financial year and whose salary and bonus exceeded $150,000; and any individual who would have satisfied this criteria but for the fact that individual was not serving as an officer at December 31, 2008 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock award(s) ($) (non-cash)(1)	Options / SARs ($) (non-cash)(2)	Non-equity incentive plan compensation	All other compen- sation(3)(5)	Total ($)
John E. Sherborne, Jr.	2008	275,000		10,000	0	374,143	—	5,456	753,220
Chairman, CEO	2007	191,500		207,500	155,082	165,000	—	4,672	723,754
	2006	100,000		18,000	123,493	97,670	—	4,072	343,235

Greg C. Hill, CFO	2008	200,000		7,500	0	430,512	—	10,500	648,512
	2007	188,200	(4)	87,600	0	264,000	—	1,400	541,200
	2006	20,500	(4)	20,000	0	0	—	0	70,500

William A. Buckovic	2008	180,000		5,000	0	224,486	—	21,576	523,568
President, Director	2007	141,000		54,000	161,882	99,000	—	17,006	472,888
	2006	100,000		16,000	125,908	77,500	—	15,067	337,475

David C. Beling	2008	240,000		5,000	0	374,143	—	8,400	804,285
Exec VP, COO	2007	180,000		172,000	309,249	107,402	—	6,000	832,299
	2006	116,000		20,000	246,293	277,500	—	5,700	665,493

Gary R. Morris	2008	180,000		5,000	0	224,486	—	5,952	465,041
Senior Vice President	2007	150,500		54,000	86,806	64,441	—	5,842	396,148
	2006	100,000		16,000	60,703	101,101	—	3,912	281,716

(1)	Restricted shares issued in 2006. Mr. Sherborne received 164,110 shares, Mr. Buckovic received 171,306 shares, Mr. Beling received 327,300 shares and Mr. Morris received 91,858 shares after adjustment for the RTO. The shares vested for Federal income tax purposes at 50% in each of 2007 and 2008, depending on certain conditions. In 2006 we valued these shares at 70% of the estimated value of the shares at the date granted, which we estimated to be $1.075 per share based on a previous private placement at that price.
(2)	See Note 8 to the Consolidated Financial Statements for the fiscal year ended December 31, 2008 included in the annual report on Form 10-K for assumptions made in reaching these valuations.
(3)	Includes automobile allowance (for Mr. Buckovic, at $4,800 annually) and amounts paid directly or reimbursed for family medical insurance policy premium payments.
(4)	Mr. Hill was a consultant and Acting CFO until October, 2007 when he was named CFO and became an employee.
(5)	Does not include moving expenses, travel and related expense reimbursements totalling $10,637 for Mr. Sherborne and $16,450 for Ms. Short paid in connection with their moves from Grand Junction to Denver Colorado when the executive offices of the Company were moved to Denver. Also does not include $157,060 in net equity to Mr. Sherborne and $125,042 to Ms. Short paid by a non-affiliated relocation specialist engaged and compensated by the Company which purchased the home of Mr. Sherborne and Ms. Short based on the appraised values of those homes at the time of purchase. Other than such payments, no Named Executive Officer, nor any other person, received any other benefits or perquisites.

COMPENSATION DISCUSSION AND ANALYSIS

2008 Executive Compensation

During the fiscal year ended December 31, 2008, the Company’s Named Executive Officers received the compensation shown in the summary compensation table above. Geovic, Ltd., the Company’s subsidiary, is the employer of all the Company’s executive officers and other employees totalling 17 persons in 2008. The compensation of the Company’s executive officers (other than the CEO) was established by the Compensation Committee upon the recommendation by the Chief Executive Officer and approved by the Board. The compensation for the Chief Executive Officer was established by the Compensation Committee and approved by the Board.

Compensation Policies

The Company’s compensation policies and objectives were put into effect during 2007, based upon the review and determinations made by the Company’s Board, the Compensation Committee, and the Company’s Chief Executive Officer and Chief Financial Officer. No changes to annual compensation of the Named Executive Officers named in the Summary Compensation table above were made from early 2006 until mid 2007. Compensation of the Company’s executive officers was established in October 2007 after the Compensation Committee received and reviewed a final report and recommendations from an independent compensation consultant engaged in August 2007 to advise the Compensation Committee regarding executive compensation, including appropriate increases from 2006 compensation. Executive cash compensation was not adjusted in 2008.

Compensation Committee Mandate

The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board relating to the compensation of the Company’s executive officers (the “Executive Management”). The Compensation Committee has overall responsibility for evaluating and making recommendations to the Board regarding salary and equity-based incentive compensation plans, policies and programs of the Company, and may include recommendations to the Board regarding annual and long-term incentive compensation for the directors. The Compensation Committee has the responsibility to produce an annual analysis on executive compensation for inclusion in the Company’s annual Proxy Statement, in accordance with applicable securities laws. The Compensation Committee reviews the Company’s compensation programs on an ongoing basis to ensure that they are competitive with industry standards, aligned with meeting the Company’s business objectives, and enable the Company to attract, motivate and retain qualified employees.

The Compensation Committee also reviews on an annual basis the cash compensation, performance and overall compensation for each executive officer. It then submits to the Board recommendations with respect to the basic salary, bonus and participation in share compensation arrangements for each executive officer.

Compensation Program Objectives

The Company’s Board of Directors has established the following long-term goals and objectives for the Company’s compensation program for executive officers and employees:

•

Compensation levels of executive officers will be compared to the marketplace in which the Company competes for people, taking into account the size and complexity of the Company while recognizing the potential of the development opportunities in regions where the Company has or acquires mineral properties.

•

The compensation strategy shall have reference to a comparable group of mining development companies. The strategy is expected to be reasonable, fair and defensible while recognizing the current need to conserve cash.

•

The strategy should recognize the need to retain existing and future high calibre executive officers and management (provide reasonably competitive salaries), to reward for performance in achieving pre-determined annual individual and corporate objectives (a bonus plan) and motivate them to remain with the Company and enhance stockholder value (using stock options).

•	Where Geovic requires mine development and financial expertise in a difficult environment, the Company may follow a higher than average approach to compensation.

Based upon this overall strategic approach and recognizing that retention is important, the following specific compensation strategies shall be followed:

•	The compensation marketplace for purposes of determining comparable compensation is mining development companies with international operations.

•	Base salary ranges will generally be established around the 75th percentile of the comparison group of employers to allow the Company to attract and retain very high quality leadership.

•

Payments to executive officers upon a “Change of Control” of the Company shall be consistent with requirements of any exchange upon which the securities of the Company may be listed and generally require both a change of control of the Company and either a termination of the executive within a year following the control change or a substantial diminution of compensation or duties as a result of the control change.

•

Annual bonus awards will be based on performance such that, if performance meets pre-determined objectives, total cash compensation for each executive (base salary plus bonus) will be approximately equal to the 75th percentile of such compensation paid for similar positions by the comparison group of employers. Cash compensation and annual bonus objectives and other terms approved by the CEO and consistent with the compensation strategy described herein shall be set forth in a written employment agreement for each executive; employment agreements shall generally have a term of two years.

•

Long-term awards will be provided in the form of annual issuances of stock options based upon typical market practices of mining development companies. Terms and vesting will be such as to both motivate and retain executive officers and management. Other long-term awards (restricted stock, deferred or restricted share units) may be considered in the future, as appropriate.

We expect that the Company’s compensation policies and programs will assist us to be competitive with similar exploration and mining companies, to recognize and reward executive performance consistent with the success of the Company’s business and to attract and retain capable and experienced management. The Compensation Committee’s philosophy and goal is to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s executive officers, are aligned with the Company’s overall business objectives and with stockholder interests, can be readily understood and described to the Company’s stockholders and to its executive officers, and be easily implemented.

The Compensation Committee considered a variety of factors when recommending compensation policies and programs and individual compensation levels, including the stockholder interests, the Company’s overall financial and operating performance and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting the Company’s corporate objectives. In 2007, the Company CEO recommended compensation ranges for the Company’s executive officers to the Compensation Committee, and the recommendations considered the experience and demonstrated effectiveness of each executive in his position. The recommendations included references to: (a) the report from the compensation consultant engaged by the Compensation Committee and (b) the total value of all compensation paid to executive officers in similar positions, as demonstrated in public summary compensation disclosures made by other similarly situated public TSX-listed mining and mineral exploration companies, Anatolia Minerals Dev Ltd., Aurizon Mines Ltd., Baja Mining Corp., Banro Corp., Corriente Resources Inc., Etruscan Resources Inc., Far West Mining Ltd., Frontera Copper Corp., Gabriel Resources Ltd., Glencairn Gold Corporation, Global Alumina

Corp., Iberian Minerals Corp., Jaguar Mining Inc., Metallica Resources Inc., Minefinders Corporation, Nautilus Minerals, Orezone Resources Inc., Rusoro Mining Ltd., Semafo Inc., Skye Resources Inc., Ur-Energy Inc., among others. The consultant based many of his recommendations on comparisons with a similar group of public mining and exploration companies. Because the 2007 adjustments to executive compensation were adopted in October, 2007, the CEO did not recommend that cash compensation for 2008 be adjusted, and the Compensation Committee did not consider nor adopt any changes to executive cash compensation for 2008.

Elements of the Company’s Executive Compensation Program

The total compensation plan for the Company’s executive officers is comprised of three components: base salary, annual and special performance bonuses and grants of stock options. There is currently no policy or target regarding a percentage allocation between cash and non-cash elements of the Company’s proposed compensation program. Any such allocations are determined on an individual basis annually and may be reflected in the employment agreements entered into with the Company’s executive officers. Current compensation and long term incentive compensation may be influenced by such factors as level of responsibility, peer group analysis and individual executive performance.

Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews current compensation levels, and compensation paid in past years along with competitive market information, for each executive officer. The compensation for each is reviewed annually by the Compensation Committee to reflect performance and achievements and other internal consideration, as well as external factors, such as inflation, Company growth, and financial condition.

Performance Bonuses

The Compensation Committee established the practice in 2007 to pay cash performance bonuses under which the Company’s executive officers may earn annual incentive payments up to a maximum of 35% of base salary, based on what the individuals contributed and the Company achieved during the year, and progress by the Company toward profitable operations and other corporate performance goals. The Committee’s objective was to shift the bonus program to a consistent and responsible annual model that is defensible and in the best interest of stockholder value. For 2007, we paid the executive officers and other Company employees a cash bonus equal to thirty percent of each person’s salary at the rate being paid at year-end. In 2007 the Company’s Chief Executive Officer was also paid an annual bonus at the same rate, as recommended by the Compensation Committee. The Company’s Compensation Committee determined individual executive performance goals, and the weight to be given to each, for the Company’s Chief Executive Officer. For other executive officers, the Chief Executive Officer determined individual executive performance goals and the weight to be given to each, subject to the review and approval of the Company’s Compensation Committee, and ultimately by the Company’s Board of Directors. Performance bonuses were significantly reduced for 2008, reflecting the significant downturn in United States and world economies in general and the international mining industry in particular. Also, the Compensation Committee recognized that the Company’s subsidiary GeoCam did not commence mine construction activities in 2008 and appears unlikely to do so in 2009, a delay from original Company expectations. The performance bonuses paid to the Named Executive Officers for 2008 were determined with reference to tasks accomplished during the year and importance of the officers’ duties to ongoing operations and progress. The bonuses for both 2007 and 2008 are shown in the table above

Corporate performance goals, and the elements of these goals, are established by the Compensation Committee in consultation with the Company’s Chief Executive Officer and the Board. These were based initially, on progress toward commencement of mining operations on the Nkamouna (Cameroon) Project, including completion of Company equity financing and progress towards project financing for GeoCam. Other factors such as financial operating goals and targets in the areas of safety and environmental matters and similar regulatory compliance, the Company’s share price performance, and future changes in the Company’s net asset value may also be considered. However, these other factors were not considered in setting 2008 compensation.

Stock Options

We make annual grants of options to purchase the Company’s Shares to the Company’s executive officers and key employees and to the Company’s non-employee directors. Options are intended to emphasize management’s commitment to the Company’s growth and the enhancement of stockholders’ wealth through, for example, improvements in operating results, resource base and share price increments. In 2007 the Board established a policy, commencing in 2008, of making annual grants of options to executive officers and directors during the first ten days of each year. We made the option grants to the Directors and the Named Executive Officers for 2008 shown elsewhere in this Proxy Statement.

Long-Term Incentives

It is the compensation philosophy of the Company to provide a market based blend of base salaries, performance-based bonuses and an equity incentive component in the form of options. The Company believes that the option component serves to further align the interests of management with the interests of the Company’s stockholders.

Chief Executive Officer Compensation

The Compensation Committee:

a)	periodically reviews the terms of reference for the Company’s Chief Executive Officer and recommends any changes to the Board for approval

b)	reviews corporate goals and objectives relevant to the compensation of the Chief Executive Officer and recommends them to the Board for approval;

c)	leads the annual Chief Executive Officer review/evaluation process and reports the results of the process to the Board;

d)	based on the results of the Chief Executive Officer’s evaluation, recommends Chief Executive Officer compensation to the Board for approval; and

e)	reviews, and if appropriate recommends to the Board for approval, any agreements between the Company and the Chief Executive Officer, including those addressing retirement, termination of employment or other special circumstances, as appropriate.

The components of the Chief Executive Officer’s compensation are the same as those which apply to the other senior executive officers of the Company, namely base salary, bonus and long-term incentives in the form of stock options. The Compensation Committee presents recommendations of the Compensation Committee to the Board with respect to the Chief Executive Officer’s compensation. In setting the Chief Executive Officer’s salary, the Compensation Committee reviewed salaries paid to other senior officers in the Company, including compensation levels for 2008, salaries paid to other chief executive officers in the industry at comparable companies, and the Chief Executive Officer’s impact on the achievement of the Company’s objectives for the previous financial year. The Compensation Committee was satisfied that all such recommendations comply with the Compensation Committee’s policy which is both motivational and competitive to put the Company in a position to attract, retain and inspire performance of executive officers of a quality and nature that will lead to and enhance the sustainable profitability and growth of the Company.

See “Summary Compensation Table” above and “Option Grants During the Most Recently Completed Financial Year” below for further details regarding compensation for the Company’s Chief Executive Officer during the financial year ended December 31, 2008.

Severance Agreements

Since 2006, we have entered into employment agreements (the “Agreements”) with our executives which provided for a multiple of two times the executive’s salary and one times the executive’s annual bonus, as defined, in the event of a qualified termination event. A qualified termination event would occur upon the Company terminating the executive without cause; permanent disability of the Executive for six months; death of the executive; termination by the executive for cause; or upon the termination of the executive’s employment or the resignation of employment due to material reduction in compensation or reduction of duties or authority, in either case within one year after a change in control of Geovic. The change in control provisions are generally known as “double trigger” in that the payment would be due only with regard to future status of employment of that executive in the event that a change in control occurred.

These Agreements are designed to attract and retain executives as we compete for talented employees in an environment where such protections are routinely provided.

The severance payment would be in an amount equal to two times the minimum base salary and the annual bonus that would have been received if the qualifying termination did not occur. The Agreements also provide that all unvested stock options will fully vest upon a change of control termination, and the executive will have additional time to exercise stock options granted under our Second Amended and Restated Stock Option Plan. In addition, one of the executives will also receive the earned bonus that would have been paid if the qualifying termination event did not occur. The Agreements do not provide that we will pay or reimburse the executive for any income or other taxes imposed as a result of the foregoing severance benefits. The Compensation Committee and our Board believe that having these Severance Protection Agreements in place is an important retention incentive for our officers.

The following table shows an estimate of termination payments under described assumptions.

Potential Payments Upon Termination Or Change In Control

The purpose of this section is to present calculations made under described assumptions of the value of potential benefits to be paid to our Named Executive Officers a qualified termination event.

When estimating the potential amounts to be paid, we have made the following assumptions:

1.	We experienced a change in ownership or effective control (as considered under IRC Section 280G) on December 31, 2008, the last business day of our last completed fiscal year. No such event actually occurred.

2.	The closing market stock price of the Common Stock as of December 31, 2008 which was US$0.41.

3.	Each Executive Officer’s base amount was calculated using compensation history amounts for the 2004 through 2008 calendar years. We annualized partial year compensation based on the date the Executive Officer commenced services for us and any extraordinary one time payments in the year such services commenced.

4.	Each Named Executive Officer terminated employment with us on December 31, 2008. No such event actually occurred.

The following table estimates the payments that would have been paid to the Executives if a qualified termination event occurred on December 31, 2008.

Name	Base Salary ($)(1)	Annual Incentive($)(2)	Other Perquisites ($)	Vesting of Unvested Equity ($)	Total Estimated Payout Following Termination ($)
John Sherborne	550,000	nil	nil	nil	550,000
Gregory Hill	384,000	nil	nil	nil	384,000
Gary Morris	336,000	nil	nil	nil	336,000
David Beling	480,000	nil	nil	nil	480,000
William Buckovic	360,000	nil	nil	nil	360,000

(1)	Represents the minimum base salary rate multiplied times a factor of two times.
(2)	Represents the minimum annual bonus multiplied times a factor of one times. All 2008 bonuses were paid in 2008.

Compliance with Section 162(m) of the Internal Revenue Code

Our policy with respect to compensation paid to our Executive Officers is, to the extent possible, to deduct compensation that qualifies under Section 162(m) of the IRC, as amended, as an expense. Section 162(m) of the IRC and related Treasury Department regulations restrict deductibility of certain executive compensation paid to our Chief Executive Officer.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviewed and recommended compensation policies and programs to the Board, as well as salary and benefit levels for individual executive officers. Beginning in 2007, the Compensation Committee recommended compensation levels for all executive officers, subject to approval by the Company’s Board. The Company’s Chief Executive Officer and President were not present during meetings of the Compensation Committee and Directors in 2007 or 2008 at which their compensation was discussed and established.

Perquisites and Other Personal Benefits

During the fiscal year ended December 31, 2008, the Company’s executive officers received no material perquisites or other personal benefits. The Company’s executive officers are generally not entitled to significant perquisites or other personal benefits not typically offered to the Company’s employees.

Effects of Regulatory Requirements on Executive Compensation

Various rules under current generally accepted accounting practices impact the manner in which we account for grants of stock options to employees, including executive officers, on the Company’s financial statements. The Compensation Committee and the Audit Committee review the effect of these rules (including SFAS 123(R)) when determining the form and timing of grants of stock options to the employees, including executive officers; however, this analysis is not the determining factor in any such decision regarding the form and timing of grants.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management of the Company. Based on such review and discussion, the Compensation Committee has recommended to the Board of directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held June 15, 2009.

Michael T. Mason, Chair

Wade D. Nesmith,

Michael A. Goldberg

Transactions with Related Parties

Mr. Buckovic holds shares representing 0.5% of GeoCam, the Company’s 60% owned Cameroon subsidiary. These shares are subject to an Option Agreement under which the Company has an option to acquire all the GeoCam shares held by Mr. Buckovic at any time until December 31, 2020 in exchange for the issuance by the Company to Mr. Buckovic of 139,000 shares of Geovic common stock. The Company is obligated under the Option Agreement to make all payments required under the GeoCam Shareholders Agreement, or otherwise to maintain Mr. Buckovic’s 0.5% ownership interest in GeoCam. In 2007 and 2008, in accordance with capital increases adopted by shareholders of GeoCam in those years, the Company paid $68,500 and $244,000, respectively in those years to GeoCam on behalf of Mr. Buckovic in accordance with this obligation. As a result of such payments, Mr. Buckovic continues to hold GeoCam shares equal to 0.5% 0f all outstanding GeoCam shares, all of which are subject to the Option Agreement.

Procedures for Approval of Transactions with Related Persons

A written policy relating to the approval of transactions with related persons was adopted when the Board established the Nominating and Corporate Governance Committee in 2007. The Company’s written policy for the review of material transactions with related persons requires review, approval or ratification of all transactions in which the Company or a subsidiary is a participant and in which a Company director, executive officer, a significant stockholder or an immediate family member of any of the foregoing persons, or a person with a similar relationship with a subsidiary of the Company, has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. The pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company’s proxy statement pursuant to compensation disclosure requirements of the Securities Exchange Act), as well as transactions in the ordinary course of business where the aggregate amount involved is expected to be less than $5,000. All related party transactions will have to be reported for review by the Nominating and Corporate Governance Committee of the Board or the Audit Committee. Transactions deemed to be pre-approved are not required to be reported to the Nominating and Corporate Governance Committee, except that material transactions in the ordinary course of business are required to be submitted to the Nominating and Corporate Governance Committee for review at its next following meeting.

Following its review, the Nominating and Corporate Governance Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and the Company’s stockholders, taking into consideration whether they are on terms no less favourable to the Company than those available with other parties and the related person’s interest in the transaction. Ultimately, material transactions require approval of disinterested Directors. If a related party transaction is to be ongoing, the Nominating and Corporate Governance Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related person.

Second Amended and Restated Stock Option Plan

The Company’s Amended and Restated Stock Option Plan was amended at the Annual General Meeting of Stockholders in June 2008. As Amended, the plan governs options granted to directors, employees, officers and consultants of the Company (the “Second Amended and Restated Stock Option Plan” or “Plan”).

Shares Authorized for Issuance

The total number of Shares for which options may be granted pursuant to Plan is limited to 18,700,000 shares, including options to purchase 11,890,286 shares we exchanged for outstanding Geovic, Ltd. options upon completion of the RTO effective December 1, 2006 (the “Exchanged Options”), represents approximately 18.3% of the Company’s currently outstanding shares. As at the date of this Proxy Statement, options to purchase a total of 14,901,318 Shares (including the Exchanged Options) are outstanding, representing approximately 14% of the issued and outstanding Shares and leaving 3,798,682 Shares (approximately 4%) available for future option grants. As of the date of this Proxy Statement, 2,776,778 Shares have been issued pursuant to the exercise of Options and Exchanged Options.

Section 3.2(d) of the Plan provides that upon expiration or termination of an option without being exercised, the underlying reserved shares of common stock shall become available for issuance upon exercise of new options. Also, upon exercise of an option, the number of shares issued upon the exercise of such option shall become available to be issued upon exercise of subsequently issued options, thus effectively increasing the number of shares under the Plan.

The Plan provides for grants to directors, officers, employees and consultants of the Company, or its subsidiaries, of options to purchase the Company shares. These options may be either “incentive stock options” within the meaning of Section 422 of the Code, or stock options that are non-qualified for United States federal income tax purposes.

Under the Plan, the exercise price of any Option may not be less than the closing price of the Company shares on the TSX on the date immediately preceding the date of grant and the term of any such Option shall not exceed ten years from the date of grant; provided that as to grants of incentive stock options, with respect to any participant in the Plan who owns shares representing more than 10% of the voting rights attributable to the outstanding common stock of the Company, the exercise price of an incentive stock option may not be less than 110% of the fair market value of such shares on the date immediately preceding the date of grant and the term of such option may not exceed five years. Incentive stock options may be granted under the Plan only to persons who are employees of the Company or a subsidiary at the time of grant. To the extent that the aggregate fair market value of shares (determined at the time of grant) exceeds $100,000 on the amount of incentive stock options exercisable for the first time by an Optionee during any calendar year, any excess over that amount shall be considered “non-qualified options.” Options vest and become exercisable in accordance with the terms of the Option determined at the time of grant by the Board of Directors. All options granted under the Plan are subject to the terms and conditions of an option agreement with each participant made at the time an Option is granted, and to the terms of the Plan. Options granted under the Plan are non-transferable and non-assignable other than on the death of a participant. An Optionee will have no rights whatsoever as a Company Stockholder in respect of unexercised Options.

The Plan permits a holder of an exercisable option to effect a “net exercise” by surrendering the options and receiving a number of fully paid common shares determined by multiplying the number of options surrendered by a fraction of which the numerator is the difference between the fair market value per share at the time of surrender and the exercise price per share, and the denominator is the fair market value of one share. A net exercise doe not require a cash payment by the option holder.

Under Section 3.2(b) the number of Shares underlying Options granted to directors, officers or other insiders of the Company (i) at the time of grant, or (ii) within a one-year period thereafter is not permitted to exceed 10% of the Shares outstanding at the time of the grant. The Company proposes to amend the Plan and delete Section 3.2 (b) (See Proposal No. 2 below).

The number of Shares underlying options granted to any one person within a one-year period shall not exceed 5% of the Shares outstanding at the date of grant.

If an Optionee ceases to be an officer or employee of the Company, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be an employee of the Company, or its subsidiaries, other than as a result of the Optionee’s disability or death, the options held may be exercised at any time up to but not after the earlier of 120 days (three months in the case of Incentive Stock Options) from the date of ceasing to be an employee, or the expiry date. In the event of the disability or death of an Optionee, the options may be exercised at any time up to the earlier of twelve (12) months from the date of cessation of employment with the Company or its subsidiary, or the expiry date.

Certain amendments to the Plan may be made by Directors, without notice to the stockholders and without further stockholder approval, provided that stockholder approval is required for any amendment that would result in:

a)	An increase in the number of shares issuable under options granted pursuant to the Plan;

b)	A reduction in the exercise price of an option granted to an insider of the Company, or

c)	An extension of the term of an option under the Plan benefitting an insider.

As an amendment to section 3.2 of the Plan is not included in the list of items the Directors may amend without notice to the stockholders, stockholder approval is being sought for options conditionally granted to insiders. See Proposal No. 2 below.

United States Federal Income Tax Consequences

The following is a brief description of the material U.S. federal income tax consequences associated with the award of options under the Plan. It is based on existing U.S. laws and regulations and there can be no assurance that those laws or regulations will not change in the future. Tax consequences in other countries where stockholders reside may vary and each stockholder should consult its own tax advisors regarding applicable income tax consequences associated with the award of Options under the Plan.

There are no federal income tax consequences to either the Company or the participant upon the grant of an Option. If the Option is a non-qualified stock option, the Optionee will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and the Company will receive a corresponding federal income tax deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain or loss. If the option is an incentive stock option, there is generally no gain or loss realized by the Optionee upon exercise and no tax deduction for the Company. A disposition of the shares received 12 months or longer after exercise will result in long-term capital gain or loss to the holder; while an earlier disposition will result in ordinary income to the Optionee equal to the excess of the fair market value of the stock acquired over the exercise price and the Company will then receive a corresponding federal income tax deduction.

The Options to be awarded in the future to eligible participants under the Plan will be subject to the discretion of the Compensation Committee of the Board and the Board and are not determinable at this time.

Employment Agreements

The Company has written employment agreements with all its executive officers. Each agreement provides for continued employment with rolling two year terms. The agreements also provide that within ninety (90) days of completion of a transaction deemed to be a change in control of the Company as defined by the TSX-V corporate Finance Manual, and such change in control results in termination of the executive or material reduction in compensation or diminution of duties within 12 months under circumstances deemed to be unacceptable to the executive, the executive would be entitled terminate the employment agreement and receive a severance payment equal to two years base salary plus any accrued bonus or vacation through the date of termination. See “Severance Agreements” above.

Grants Of Plan Based Awards

The following table sets forth information regarding individual grants of options to purchase or acquire securities Geovic or any of its subsidiaries made during the year ended December 31, 2008 to each of the Named Executive officers.

Name	Grant Date(3)	All other option awards: Number of securities underlying options (#)(2)	Exercise or base price ($Cdn/Share)(1)	Grant date fair value of stock and option awards(3)
John E. Sherborne, CEO	01/3/2008	250,000	$1.68	$248,248
Greg C. Hill, CFO	01/3/2008	200,000	$1.68	$198,599
David C. Beling	01/3/2008	250,000	$1.68	$248,248
Gary R. Morris	01/3/2008	150,000	$1.68	$148,949
William A. Buckovic	01/3/2008	150,000	$1.68	$148,949

(1)	On the date of grant, equivalent to $1.68.
(2)	The options vest 40% at date of grant in 2008 and 30% in each of the following two years.
(3)	See Note 8 to the Consolidated Financial Statements for the fiscal year ended December 31, 2008 included in annual report on Form 10-K for assumptions made in the above valuations.

Option Exercises During The Most Recently Completed Financial Year And

Year-End Option Values

The following table sets forth information regarding each exercise of options to purchase or acquire securities made during the most recently completed financial year by each Named Executive Officer and the financial year-end value of unexercised options, on an aggregated basis:

Option Exercises and Stock Vested at Fiscal Year-End

Name	Option Awards Number of Shares Acquired on Exercise	Stock Awards Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
John E. Sherborne	Nil	82,056	$155,082
Greg Hill	Nil	Nil	Nil
David Beling	Nil	163,650	$309,299
Gary R. Morris	Nil	45,929	$86,806
William A. Buckovic	Nil	85,654	$161,882

(1)	Based on the aggregate amount realized by the Named Executive Officer upon vesting computed by multiplying the vested shares by the market price on the vesting date.

During the financial year ended December 31, 2008, the Company did not reprice any of the stock options previously granted.

Outstanding Equity Awards at Fiscal Year End

Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)(1)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)
	Exercisable	Unexercisable
John E. Sherborne	2,225,862	225,000	nil	$0.61		(2)	nil
Greg Hill	360,000	240,000	nil	$2.19		(2)	nil
David Beling	11,039,000	225,000	nil	$1.24		(2)	nil
Gary R. Morris	665,400	135,000	nil	$1.11		(2)	nil
William A. Buckovic	2,420,120	135,000	nil	$0.42		(2)	nil

(1)	Weighted average exercise price.
(2)	Ranges from December 31, 2013 to January 3, 2018. (3) Based on a reported closing price on TSX of Cdn$0.50 on December 31, 2008, on which date the exchange rate was Cdn$1.00 to US$0.81833.

Securities Reserved for Issuance under Equity Compensation Plan

The following table sets out information as at December 31, 2008 relating to the Company’s Second Amended and Restated Stock Option Plan, our only equity compensation plan, first adopted September 29, 2006.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding Securities reflected herein)
Equity compensation plans approved by security holders	13,786,918	$0.76 per share	4,913,082
Equity compensation plans not approved by security holders	Nil	N/A	Nil

Total	13,786,918	$0.76 per share	4,913,082

Pension Benefits Plan

The Company does not have a defined benefit or actuarial plan or any other pension, retirement or similar plan, and no qualified or non-qualified deferred compensation arrangements for any employees, including the persons named in the above tables, including any plans under which benefits are determined primarily by final compensation (or average final compensation) and years of service.

Indebtedness of Directors and Senior Officers

None of the directors or officers, nor any individual who was at any time during the most recently completed financial year a director or senior officer, nor any associates or affiliates of the foregoing persons is as of the date hereof indebted to the Company or Geovic, and none have been indebted during the last two fiscal years.

Directors and Officer Liability Insurance

The Company has purchased and maintains insurance for the benefit of the directors and officers of the Company and its subsidiaries against liabilities incurred by such persons as directors and officers of the

Company and its subsidiaries, except where the liability relates to such person’s failure to act honestly and in good faith with a view to the best interests of the Company and its subsidiaries. The annual premium for the policy year ending November 30, 2009 paid by the Company and its subsidiaries for this insurance in respect of the directors and officers as a group is $138,425. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Company and its subsidiaries to any liability in addition to the payment of the required premiums.

Option Grants During the Most Recently Completed Fiscal Year

The following table sets forth information regarding individual grants of options to purchase or acquire securities of the Company or any of its subsidiaries made during the most recently completed financial year to each Named Executive Officer (all amounts in this table are in Canadian dollars):

Name	Securities, Under Options Granted (#)(1)	Percent of Total Options Granted to Employees in Financial Year	Exercise or Base Price ($/Security)(2)	Market Value of Securities Underlying Options on the Date of Grant ($/Security)	Expiration Date(3)
John E. Sherborne	250,000	19.84%	1.68	421,093	1/3/2018
Greg Hill	200,000	15.87%	1.68	336,000	1/3/2018
David C. Beling	250,000	19.84%	1.68	421,093	1/3/2018
Gary R. Morris	150,000	11.90%	1.68	252,656	1/3/2018
William A. Buckovic	150,000	11.90%	1.68	252,656	1/3/2018

(1)	The class of securities underlying all stock options is Shares
(2)	The exercise price of options is determined based on the closing price of the Shares on the TSX on the last trading day prior to the date of grant in accordance with the terms of the Plan.
(3)	These options vest as follows: 40% of the options vest on the date of grant; 30% of the options vest on the first anniversary of the date of grant; and 30% of the options vest on the second anniversary of the date of grant

Defined Benefit or Actuarial Plan

The Company does not have a defined benefit or actuarial plan for the Named Executive Officers under which benefits are determined primarily by final compensation (or average final compensation) and years of service.

Performance Graph

The following graph compares the total cumulative Shareholder return, assuming dividend reinvestment, for Cdn$100 invested in shares of Geovic Mining on December 4, 2006 with the cumulative total return, assuming dividend reinvestment, of the S&P/TSX Composite Index and the S&P TSX Canadian Mining Index for the period from December 4, 2006 (date of first trading) to December 31, 2008. The share historic performance as set out in the graph does not necessarily indicated future price performance.

	December 4, 2006	December 31, 2006	December 31, 2007	December 31, 2008
Value based on Cdn$100 invested in Geovic Mining Corp.	100.00	106.00	67.60	20.00
Value based on Cdn$100 invested in S&P/TSX Composite Index	100.00	100.46	107.66	69.95
Value based on Cdn$100 invested in S&P/TSX Canadian Mining Index	100.00	99.52	117.80	37.23

Note: All figures in this table are in Canadian dollars. At April 21, 2009, the exchange rate quoted by Oanda Corporation (www.oanda.com), was $1.00 to Cdn$1.224.

Interest in Material Transactions

No person, including any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing, has any material interest, direct or indirect in any transaction since the commencement of the Company’s last financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries, except as may be inferred from the matter described below in Proposal No. 2. Certain of the Company’s directors and officers are also directors and officers of other natural resource companies. Consequently, there exists the possibility for such directors and officers to be in a position of conflict. Any decision made by any of such directors and officers relating to the Company will be made in accordance with their duties and obligations to deal fairly and in good faith with the Company and such other companies.

APPROVAL AND RATIFICATION OF OPTION GRANTS TO

15 OFFICERS AND DIRECTORS

(Proposal No. 2)

The stockholders and directors of the Company have previously approved the Second Amended and Restated Stock Option Plan under which directors, officers, employees and consultants of the Company may be granted stock options to acquire Shares. The Company adopted and stockholders approved the Plan on September 29, 2006 and approved amendments to the Plan on June 9, 2007 and June 6, 2008. The principal purpose of the Plan is to provide a competitive and effective means to give Company personnel the opportunity to purchase stock in the Company. Granting equity is intended to assist the Company in attracting, retaining and motivating high calibre personnel whose contributions are important to the success of the Company.

The Plan provides in Section 3.2(b) that the number of Shares underlying options granted to directors, officers or other insiders of the Company (i) at the time of grant, or (ii) within a one-year period thereafter, is not permitted to exceed 10% of the Shares outstanding at the time of the grant without approval of stockholders. At December 31, 2008, there were outstanding 102,943,446 shares of our common stock. On that date options had been granted pursuant to the Plan to directors, officers and other insiders of the Company to purchase a total of 9,943,542 common shares, representing approximately 9.7% of the issued and outstanding Shares on that date.

Notwithstanding that an insufficient number of common shares were therefore available under the Plan for issuance of additional options to directors, officers and other insiders of the Company, the Board of Directors took the position that it was necessary to provide incentives in the form of stock options to secure the services of new directors and officers and to reward the loyalty of existing directors and officers. The Company therefore granted or agreed to grant to certain insiders the following options to purchase common shares in excess of the 10% limit in February 2009, subject to approval by Stockholders:

Holder	# of options to be approved by stockholders	Options Exercise Price (CDN$)		Vesting Dates
				2/3/2009		2/3/2010		2/3/2011
Beling, David	50,000	0.65		20,000		15,000		15,000
Buckovic, William A. (director / officer)	40,000	0.65		16,000		12,000		12,000
Goldberg, Michael A. (director)	100,000	0.65		40,000		30,000		30,000
Hill, Greg	60,000	0.65		24,000		18,000		18,000
Hoffman, Andy	20,000	0.65		8,000		6,000		6,000
Houser, Conrad	20,000	0.65		8,000		6,000		6,000
MacDonald, Robert J. (Don) (director)	100,000	0.65		40,000		30,000		30,000
Mason, Michael T. (director)	100,000	0.65		40,000		30,000		30,000
Morris, Gary	40,000	0.65		16,000		12,000		12,000
Nesmith, Wade D. (director)	100,000	0.65		40,000		30,000		30,000
Peryam, Alan	20,000	0.65		8,000		6,000		6,000
Perry, John T.*	200,000		(1)		(1)		(1)		(1)
Sedun, Gregg J. (director)	100,000	0.65		40,000		30,000		30,000
Sherborne, John E. (director / officer)	75,000	0.65		30,000		22,500		22,500
Short, Shelia	20,000	0.65		8,000		6,000		6,000
Filas, Barbara	300,000	0.66			(2)		(2)		(2)
Total to be ratified / approved:	1,345,000

(1)	Mr. Perry will be nominated for election as a director at the Annual Meeting. Assuming he is elected, the options will be granted following the stockholder meeting. The options vest as follows: 40% of the options vest on the date of grant; 30% of the options vest on the first anniversary of the date of grant; and 30% of the options vest on the second anniversary of the date of grant
(2)	Ms. Filas joined the Company as Sr. Vice President-Corporate Development on February 16, 2009. The options vest as follows: 120,000 on 2/16/2009; and 90,000 shares on each of 2/16/2010 and 2/16/2011.

These options were granted subject to the timely receipt of regulatory and stockholder approval. The 1,345,000 options disclosed in the table above are referred to herein as the “Additional Options”. The Additional Options were granted, or will be granted, on the express condition that they could not be exercised unless and until the Additional Options had been approved by disinterested stockholders of the Company.

The Company proposes to obtain disinterested stockholder approval of the grant of the Additional Options as the quantity of the Additional Options exceeds the limits permitted by Section 3.2(b) of the Plan. Approval of the Additional Options will also be deemed to be approved by stockholders of removal of Section 3.2(b) from the Plan and future option grants to insiders will not be subject to the limitation.

The grant of the Additional Options must be approved by a majority of the votes cast by all stockholders at the Meeting excluding votes of common shares beneficially owned by: (i) insiders to whom Additional Options have been awarded; and (ii) associates and affiliates of the Person(s) referred to in (i). The insiders identified above, and their associates and affiliates hold 14,007,503 common shares, or approximately 13.6% of the outstanding voting shares that will not be counted in determining whether Proposal No. 2 is adopted.

At the Meeting, stockholders will be asked to consider and approve the following resolution to approve the grant of the Additional Options:

“RESOLVED, as an Ordinary Resolution of disinterested stockholders of the Company, that:

a)	the granting of the Additional Options to directors and officers of the Company, as described above in the Proxy Statement dated May 1, 2009, as previously approved by the Directors of the Company, be and is hereby approved, ratified and confirmed; and

b)	that the Company’s Second Amended and Restated Stock Option Plan shall be amended to delete Section 3.2(b) thereof in its entirety, and

c)	any director or officer of the Company be and is hereby authorized, for an on behalf of the Company, to do all such things and execute all such documents and instruments as may be necessary or desirable to give effect to this resolution.”

Approval of this Additional Options Resolution will be obtained if a majority of the votes cast by disinterested stockholders are in favor.

The Board has unanimously concluded that the options identified above conditionally granted under the Plan in 2009 subject to stockholder approval, are in the best interest of the Company and its stockholders, and recommends that stockholders vote For the approval and ratification of the Additional Options.

RATIFY APPOINTMENT OF AUDITORS

(Proposal No. 3)

The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the Audit Committee’s selection of Ernst & Young LLP (United States) (“E&Y (U.S.)”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. E&Y (U.S.) was our independent registered public accounting firm for the fiscal year ended December 31, 2008.

Although current law, rules and regulations, as well require the Company’s independent registered public accounting firm to be engaged and supervised by the Audit Committee, the Board is submitting the selection of E&Y (U.S.) for ratification by stockholders as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the external auditor and may conclude that it is in the best interests of the Company to retain E&Y (U.S.) for the current fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of E&Y (U.S.) are expected to be present at the annual meeting to respond to questions and may make a statement if they so desire.

Change of Auditor

At the suggestion of Ernst & Young LLP (Canada) (“E&Y Canada”), on November 14, 2008, the Audit Committee elected to replace E&Y Canada as Geovic’s independent registered public accounting firm with E&Y (U.S.). This change was suggested due to the relocation of Geovic’s principal executive offices to Denver, Colorado, where E&Y (U.S.) has an office, whereas E&Y Canada has no office convenient to Geovic’s business activities. The Audit Committee’s decision to replace E&Y Canada was approved and ratified by the Board.

The reports of E&Y Canada on the consolidated financial statements for Registrant’s two most recent fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with its audits for the years ended December 31, 2007 and 2006 and in the subsequent interim periods through September 30, 2008 and through the date of appointment of E&Y (U.S.), there were (1) no disagreements with E&Y Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y Canada would have caused them to make reference thereto in connection with its reports on the financial statements for such years and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

On November 14, 2008, the Audit Committee engaged E&Y (U.S.) as Geovic’s independent registered public accounting firm for the fiscal year ending December 31, 2008. The Audit Committee made the decision to engage E&Y (U.S.) and that decision was approved and ratified by the Board. The Company has not consulted with E&Y (U.S.) during its two most recent fiscal years ended December 31, 2007 and 2006, or during any subsequent interim period prior to its appointment as the Company’s auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i)and (ii) of Regulation S-K.

Pursuant to Section 4.11 of National Instrument 51-102 – Continuous Disclosure Obligations, a reporting package consisting of all the materials filed with the SEC in connection with the change of auditor is attached as Schedule “A” to this Proxy Statement.

Fees Paid to the Independent Registered Public Accounting Firm

The aggregate fees billed to the Company for the last two fiscal years by the Company’s independent registered public accounting firm, Ernst & Young LLP (Canada) for 2007, and that firm, together with Ernst & Young LLP (United States) for 2008, was:

Fees Paid to the Independent Registered Public Accounting Firm

	2008	2007
Audit Fees	$709,000	$342,000
Audit-Related Fees	Nil	283,000
Tax Fees	$12,000	62,000
All Other Fees	Nil	Nil

Total	$721,000	$687,000

(1)	Audit fees consist of our annual audit costs, fees for review of registration statements we file with the Securities and Exchange Commission and in 2007 in connection with two public offerings we completed outside the United States, and review of financial statements included in our Form 10-Q quarterly reports. Includes costs for auditing our internal control over financial reporting in 2008 as required by the Sarbanes Oxley Act of 2002.
(2)	Audit-related fees are fees billed by the independent accountants for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and other reports and quarterly meetings with our Audit Committee, and include other consultations concerning financial accounting and reporting standards.
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee of the Board of Directors pre-approves all audit, non-audit and internal control-related services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. The audit and other services provided by our independent accountants are supervised by the Audit Committee. No services were performed in 2007 or 2008 by our independent registered public accountants that had not been pre-approved by our Audit Committee. In November 2008 the Audit Committee accepted the resignation of E&Y (Canada) and approved the engagement of E&Y (U.S.), and pre-approved all audit and audit related fees anticipated for services authorized to be performed by that firm in connection with auditing services for the fiscal year ending December 31, 2008.

The Board of Directors recommends a vote FOR the proposal ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2009, and proxies that are returned will be so voted unless otherwise instructed.

AUDIT COMMITTEE REPORT

The role of the Audit Committee of the Board of Directors is to prepare this report and to assist the Board in its oversight of: (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with certain legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance, (5) our business practices and ethical standards and (6) our internal disclosure controls and procedures, internal controls over financial reporting and compliance with the financial reporting aspects of the Sarbanes Oxley Act. The Board, in its business judgment, has determined that: two members of the Audit Committee are “independent” as required by applicable Canadian securities laws and Geovic’s Director Independence Standards and Rule 10A-3 under the Exchange Act; all members are financially literate and have accounting or related financial management expertise; and that at least one member of the Committee (Robert J. “Don” MacDonald) qualifies as an “audit committee financial expert” as defined in the applicable regulations of the SEC. The Audit Committee operates pursuant to a written Charter, a copy of which can be found on our website at: www.geovic.net. As set forth in the Charter, management of Geovic is responsible for the preparation, presentation and integrity of Geovic’s financial statements, and the effectiveness of internal control over financial reporting. Management is responsible for maintaining Geovic’s accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. The Chief Financial Officer reports to the Audit Committee and is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of Geovic’s internal controls relating, for example, to the reliability and integrity of the Company’s financial information and the safeguarding of assets. The independent registered public accounting firm is responsible for auditing Geovic’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements with management and E&Y (U.S.). The Audit Committee also discussed with E&Y (U.S.) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. Finally, the Audit Committee received the written disclosures and the letter from E&Y (U.S.) required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee on independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace the Company’s independent registered public accounting firm. The fees billed by E&Y (U.S.) for non-audit services were pre-approved by the Audit Committee and were also considered in the discussions of the auditors’ independence.

Audit Committee members are not employees of Geovic, and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to us by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Geovic financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Geovic’s registered public accounting firm is in fact “independent.”

During 2008 the Audit Committee discussed with management the Company’s disclosure controls and procedures in connection with the filing of each Quarterly Report on Form 10-Q. The Audit Committee also discussed the Company’s internal control over financial reporting and the requirement under the Sarbanes Oxley Act of 2002 (SOX) that management of the Company would be required assess the effectiveness of the disclosure controls and procedures and the internal control over financial reporting as of the end of the fiscal year. In addition, for the first time, the Company’s independent registered public accounting firm was required by SOX to perform an audit of the Company’s internal control over financial reporting. Related to this the Audit Committee approved the engagement of a qualified consulting firm to assist the Company to properly prepare for the SOX audit, to document the internal controls and procedures utilized by the Company and to assist management to test the effectiveness of its controls and procedures. In the last quarter of 2008 the Audit Committee met twice with the consulting firm, the independent public accounting firm and management solely to consider these issues. The Committee met separately with E&Y (U.S.) during each of the meetings. Additional meetings with these participants to discuss these subjects were held in first quarter 2009. The Audit Committee reviewed management’s assessments of the Company’s disclosure controls and procedures and Management’s Report on Internal Control of Financial Reporting, the latter of which concluded that there were several material weaknesses in the Company’s internal controls. The report and assessment are included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (Form 10-K) which is available with this Proxy Statement. The Committee met with E&Y (U.S.), with and without management present, to discuss the results of their examination and evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee also reviewed and discussed with management and with the consulting firm and E&Y (U.S.) the remediation plan for correcting the material weaknesses and concurred with the plan as described in the Form 10-K.

The Company’s management, the Audit Committee and the Board are fully committed to the review and evaluation of the Company’s procedures and policies designed to assure effective internal control over financial reporting, and strongly support the recommendations of the consulting firm, E&Y (U.S.) and the remediation plan. All steps and disclosures relating to this matter have been and will remain subject to the oversight of the Audit Committee.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in Form 10-K, filed with the U.S. Securities and Exchange Commission. The Audit Committee also appointed E&Y (U.S.) as the independent registered public accounting firm for Geovic for the first half of fiscal 2009, and intends to appoint E&Y (U.S.) for the fiscal year, subject to ratification by the Company’s stockholders.

Submitted By the Audit Committee of the Board of Directors

Robert J. (Don) MacDonald, Chair

Michael Goldberg

Michael T. Mason

Receipt of Financial Statements

The audited consolidated financial statements of the Company for the fiscal year ended December 31, 2008 and accompanying Auditor’s Report thereon are included in the Annual Report for the fiscal year ending December 31 2008 on Form 10-K a copy of which is available with this Proxy Statement and will be presented at the Meeting.

OTHER MATTERS

The Board of Directors knows of no matters to come before the meeting other than as set forth in the Notice of Meeting and this Proxy Statement. However, should any other matters properly come before the Meeting, the Shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the Shares represented by the proxy, exercising discretionary authority.

Stockholder Proposals for the 2010 Annual Meeting

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2010 must be timely received by the Board for consideration to be included in the Notice of Annual Meeting, Proxy Statement and form of proxy relating to the 2010 meeting. Such proposals must be received by the Company on or before January 1, 2010. In addition, if the Company receives notice of a stockholder proposal after February 1, 2010, the Company will have discretionary authority to consider such proposal and its presentation at the 2010 Annual Meeting of Stockholders. Proposals should be addressed to Secretary of the Company at 1200 17th Street, Suite 980, Denver, CO, 80202, USA.

AVAILABILITY OF DOCUMENTS

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

1.	the Company’s latest Annual Report of Form 10-K, together with any document, or other pertinent pages of any document, incorporated therein by reference; and

2.	the financial statements of the Company for the Company’s most recently completed financial year, together with the auditor’s report thereon and Management’s Discussion and Analysis, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.

Copies of the above documents will be provided, upon request to the Secretary of the Company at 1200 17th Street, Suite 980, Denver, CO, 80202, USA, free of charge to a stockholder of the Company, including a beneficial owner of stock. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder of the Company and who requests a copy of any such document. Financial information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the financial year ended December 31, 2008. The above documents, together with additional information relating to the Company are available on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

DATED at Denver, Colorado May 1, 2009

GEOVIC MINING CORP.

JOHN E. SHERBORNE

Chief Executive Officer and Director

Schedule A

MATERIALS FILES WITH THE SEC ON NOVEMBER 18, 2008 IN CONNECTION

WITH CHANGE OF AUDITOR

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2008

GEOVIC MINING CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1200 17th Street, Suite 980, Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(970) 256-9681

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

As described in Items 4.01(a) and (b) below, the Registrant has agreed to replace Ernst & Young LLP (Canada) (“EY Canada”) as Registrant’s independent registered public accounting firm with Ernst & Young LLP (United States) (“EY United States”) as its independent registered public accounting firm. As described below, the change in independent public accounting firms is not the result of any disagreement with EY Canada.

Item 4.01(a) Previous Independent Accountants

(i) At the suggestion of EY Canada, on November 14, 2008, the Audit Committee (the Audit Committee) of the Board of Directors of Registrant (the Board) elected to replace EY Canada as Registrant’s independent registered public accounting firm with EY United States. This change was suggested due to the relocation of Registrant’s principal executive offices to Denver, Colorado, where EY United States has an office, whereas EY Canada has no office convenient to Registrant’s business activities. The Audit Committee’s decision to replace EY Canada was approved and ratified by the Board.

The reports of EY Canada on the consolidated financial statements for Registrant’s two most recent fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(ii) In connection with its audits for the years ended December 31, 2007 and 2006 and in the subsequent interim periods through September 30, 2008 and through the date of appointment of EY United States, there were (1) no disagreements with EY Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY Canada would have caused them to make reference thereto in connection with its reports on the financial statements for such years and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Management of Registrant has authorized and instructed EY Canada to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

(iii) Registrant has requested EY Canada to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EY Canada agrees with the above statements. A copy of EY Canada’s letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 4.01(b) New Independent Accountants

On November 14, 2008, the Audit Committee engaged EY United States as Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2008. The Audit Committee made the decision to engage EY United States and that decision was approved and ratified by the Board. Registrant has not consulted with EY United States during its two most recent fiscal years ended December 31, 2007 and 2006, or during any subsequent interim period prior to its appointment as Registrant’s auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

16.1	Letter from Ernst & Young LLP, Chartered Accountants, Canada, dated November 14, 2008 addressed to United States Securities Exchange Commission.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP. Registrant

November 17, 2008	By:	/s/ John E. Sherborne
John E. Sherborne Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, Chartered Accountants, Canada, dated November 14, 2008 addressed to United States Securities Exchange Commission.

Ernst & Young LLP

Pacific Centre, 700 West Georgia Street

P.O. Box 10101,

Vancouver , BC V7Y 1C7 Canada

Phone: +1 604 891 8298

Fax: +1 604 643 5433

November 17, 2008

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated November 17, 2008, of Geovic Mining Corp. and are in agreement with the statements contained in the paragraphs within Item 4.01(a) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP

3

GEOVIC MINING CORP. 1200 17th St Suite 980 Denver, Co 80202

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The Board of Directors recommends that you	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
vote FOR the following:	☐	☐	☐
1. Election of Directors

Nominees

01 William A. Buckovic	02 Michael A. Goldberg	03 Robert J. MacDonald	04 Michael T. Mason	05 Wade D. Nesmith
06 John T. Perry	07 Gregg J. Sedun	08 John E. Sherborne

The Board of Directors recommends you vote FOR the following proposal(s):	For	Against	Abstain

2 To approve and ratify issuance of options under the Second amended and Restated Stock Option plan to 15 officers and directors of the Company;	☐	☐	☐

3 To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2009 at a remuneration to be fixed by the Directors;	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

GEOVIC MINING CORP.

This proxy is solicited by shareholders

Annual meeting of the board of directors

The stockholder(s) hereby appoint(s) John E. Sherborne and William A. Buckovic, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of GEOVIC MINING CORP. that the holder(s) is/are entitled to vote at the Annual meeting of stockholder(s) to be held at 1:00 PM, MST on 6/15/2009, at Denver, Colorado, and any adjournment or postponement thereof.

Continued and to be signed on reverse side